Exhibit 12.2

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Miguel Núñez Sfeir, certify that:

1.	I have reviewed this amendment No. 1 to the annual report on Form 20-F of Distribución y Servicio D&S S.A.;

2.

Based on my knowledge, this amendment No. 1 to the annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: October 20, 2006

/s/ Miguel Núñez Sfeir

	Name:	Miguel Núñez Sfeir
	Title:	Chief Financial Officer